Exhibit 99.1

                   BancFirst Corporation Reports 2003 Earnings

    OKLAHOMA CITY, Jan. 22 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) today reported its earnings results for 2003 of $31.9 million or diluted earnings per share of $4.00. The 2003 results compare with $33.6 million or $4.06 diluted earnings per share in 2002. The continued compression of the net interest margin along with higher expenses in 2003 impacted this year's results. However, the Company's stock buyback program improved earnings per share on slightly lower net income.

    For the fourth quarter, net interest income increased $1.0 million to $28.4 million compared with the same period in 2002. The loan loss provision was $1.4 million versus $1.7 million for the same period a year ago. Noninterest income of $11.6 million was $200,000 below the amount reported in the fourth quarter of 2002. Noninterest expenses in 2003 increased to $26.4 million from $24.6 million in the fourth quarter for the prior year.

    The current environment of historically low interest rates has negatively affected the Company's net interest margin. In a low rate environment, the value of the Company's noninterest-bearing funds is reduced, causing a decrease in the Company's net interest margin.

    Total assets of the Company reached $2.92 billion at December 31, 2003 compared to $2.8 billion at year end 2002. Total loans increased
$132.4 million to $1.95 billion from a year ago of which $70.0 million, net of acquisitions, came in the fourth quarter. Total deposits of $2.6 billion increased $157.0 million from the fourth quarter of 2002. Stockholders' equity increased to $255.4 million at December 31, 2003. During the fourth quarter, the Company completed its acquisitions of Lincoln National Bank with branches in Oklahoma City and Del City, and two branches from Gold Bank in Hobart and Lone Wolf.

    The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 86 banking locations serving 42 communities across Oklahoma.

    This press release may include forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                            BancFirst Corporation
                        Summary Financial Information
                (Dollars in thousands, except per share data)

                                             2003
                                                                      Year-
                       Q1           Q2           Q3          Q4      To-Date

    Income Statement
     Data:
    Net interest
     income         $26,740      $27,037      $27,006     $28,350    $109,132
    Provision for
     loan losses        783        1,062          524       1,354       3,722
    Securities
     transactions       617        2,462          ---         204       3,283
    Total
     noninterest
     income          11,780       13,976       11,464      11,574      48,793
    Salaries and
     employee
     benefits        14,015       14,366       14,552      14,393      57,326
    Total
     noninterest
     expense         24,589       27,363       27,028      26,390     105,370
    Net income        8,598        8,072        7,391       7,821      31,882
    Per Common
     Share Data:
    Net income-
     basic             1.09         1.04         0.95        1.00        4.07
    Net income-
     diluted           1.07         1.02         0.93        0.98        4.00
    Cash dividends
     declared          0.22         0.22         0.25        0.25        0.94
    Common shares
     outstanding  7,808,281    7,803,239    7,815,364   7,822,637   7,822,637
    Average common
     shares
     outstanding-
      Basic       7,916,890    7,796,999    7,809,366   7,820,450   7,835,589
      Diluted     8,026,820    7,935,549    7,956,424   7,976,872   7,972,875
    Performance
     Ratios:
    Return on
     average
     assets            1.25%        1.13%        1.04%       1.07%       1.12%
    Return on
     average equity   13.92        13.12        11.73       12.21       12.74
    Net interest
     margin            4.32         4.21         4.22        4.32        4.27
    Efficiency
     ratio            63.83        66.72        70.26       67.70       66.72

                                               2002
                                                                     Year-
                      Q1           Q2           Q3          Q4       To-Date
    Income Statement
     Data:
    Net interest
     income         $26,564      $27,102      $28,057     $27,413    $109,330
    Provision for
     loan losses        964        1,396        1,263       1,654       5,276
    Securities
     transactions       ---          ---           37         254         291
    Total noninterest
     income          10,224       11,419       11,948      11,816      45,212
    Salaries and
     employee
     benefits        13,905       14,151       14,112      13,952      56,119
    Total
     noninterest
     expense         23,629       24,779       25,375      24,596      98,380
    Net income        7,922        8,386        8,860       8,394      33,562
    Per Common
     Share Data:
    Net income-
     basic             0.97         1.03         1.09        1.03        4.12
    Net income-
     diluted           0.96         1.02         1.07        1.02        4.06
    Cash dividends
     declared          0.18         0.20         0.20        0.22        0.80
    Common shares
     outstanding  8,182,741    8,101,504    8,113,576   8,136,852   8,136,852
    Average common
     shares
     outstanding-
      Basic       8,204,798    8,112,475    8,106,765   8,126,941   8,136,762
      Diluted     8,288,127    8,234,294    8,244,754   8,267,407   8,260,163
    Performance
     Ratios:
    Return on
     average assets    1.18%        1.23%        1.28%       1.20%       1.22%
    Return on
     average equity   14.26        14.87        14.76       13.50       14.33
    Net interest
     margin            4.47         4.50         4.51        4.36        4.45
    Efficiency
     ratio            64.23        64.33        63.43       62.70       63.66

                            BancFirst Corporation
                        Summary Financial Information
                                 (Continued)

                                                 2003
                               Q1           Q2           Q3           Q4

    Balance Sheet Data:
    Total assets          $2,838,292   $2,848,332   $2,820,045   $2,921,433
    Total loans            1,819,602    1,797,364    1,801,010    1,947,223
    Allowance for loan
     losses                   24,694       25,004       24,890       26,148
    Securities               545,991      530,644      525,520      564,735
    Deposits               2,477,755    2,502,304    2,485,459    2,585,690
    Stockholders' equity     242,574      249,314      250,932      255,372
    Book value per common
     share                     31.07        31.95        32.11        32.64
    Tangible book value
     per common share          28.31        29.21        29.38        28.51
    Balance Sheet Ratios:
    Average loans to deposits  75.12%       72.29%       72.60%       73.37%
    Average earning assets
     to total assets           91.13        91.43        91.21        91.19
    Average stockholders'
     equity to average
     assets                     8.96         8.65         8.87         8.78
    Asset Quality Data:
    Past due loans            $2,469       $1,521       $1,880       $2,674
    Nonaccrual loans          14,412       13,756       13,757       13,381
    Restructured loans           640          503          480          559
    Total nonperforming and
     restructured loans       17,521       15,780       16,117       16,614
    Other real estate owned
     and repossessed assets    3,254        2,934        2,696        3,939
    Total nonperforming and
     restructured assets      20,775       18,714       18,813       20,553
    Asset Quality Ratios:
    Nonperforming and
     restructured loans to
     total loans                0.96%        0.88%        0.89%        0.85%
    Nonperforming and
     restructured assets to
     total assets               0.73         0.66         0.67         0.70
    Allowance to total loans    1.36         1.39         1.38         1.34
    Allowance to nonperforming
     and restructured loans   140.94       158.45       154.43       157.39

                                                  2002
                               Q1           Q2           Q3           Q4

    Balance Sheet Data:
    Total assets          $2,748,882   $2,713,431   $2,808,503   $2,796,862
    Total loans            1,745,173    1,761,158    1,785,927    1,814,862
    Allowance for loan
     losses                   24,058       24,730       23,707       24,367
    Securities               559,513      567,466      565,085      565,225
    Deposits               2,378,101    2,367,533    2,445,620    2,428,648
    Stockholders' equity     222,371      231,339      244,286      251,508
    Book value per
     common share              27.17        28.55        30.11        30.91
    Tangible book value
     per common share          24.48        25.85        27.42        28.25
    Balance Sheet Ratios:
    Average loans to
     deposits                  73.29%       74.07%       73.90%       74.30%
    Average earning assets
     to total assets           90.38        90.59        91.17        91.18
    Average stockholders'
     equity to average
     assets                     8.25         8.30         8.67         8.88
    Asset Quality Data:
    Past due loans            $1,495         $796       $1,484       $2,515
    Nonaccrual loans          13,193       13,806       10,603       10,899
    Restructured loans           694        1,011        1,117          497
    Total nonperforming and
     restructured loans       15,382       15,613       13,204       13,911
    Other real estate owned
     and repossessed assets    3,758        3,718        3,337        2,819
    Total nonperforming and
     restructured assets      19,140       19,331       16,541       16,730
    Asset Quality Ratios:
    Nonperforming and
     restructured loans to
     total loans                0.88%        0.89%        0.74%        0.77%
    Nonperforming and
     restructured assets to
     total assets               0.70         0.71         0.59         0.60
    Allowance to total loans    1.38         1.40         1.33         1.34
    Allowance to nonperforming
     and restructured loans   156.40       158.39       179.54       175.16

                            BancFirst Corporation
                     Consolidated Average Balance Sheets
                         And Interest Margin Analysis
                           Taxable Equivalent Basis

                          Three Months Ended               Year Ended
                           December 31, 2003           December 31, 2003
                              Interest  Average              Interest  Average
                      Average  Income/   Yield/    Average     Income/  Yield/
                      Balance  Expense    Rate     Balance     Expense   Rate

    ASSETS
    Earning assets:
    Loans           $1,868,742 $28,975    6.15%   $1,822,895   $115,676  6.35%
    Securities -
     taxable           512,825   5,260    4.07       504,429     21,959  4.35
    Securities -
     tax exempt         40,095     631    6.24        38,016      2,463  6.48
    Federal funds
     sold              216,540     535    0.98       226,182      2,421  1.07
      Total earning
       assets        2,638,202  35,400    5.32     2,591,522    142,518  5.50

    Nonearning
     assets:
    Cash and due
     from banks        118,758                       120,166
    Interest
     receivable
     and other
     assets            161,971                       153,596
    Allowance for
     loan losses       (25,865)                      (24,956)
      Total
       nonearning
       assets          254,864                       248,779
      Total
       assets       $2,893,066                    $2,840,301

    LIABILITIES AND
     STOCKHOLDERS'
     EQUITY
    Interest-
     bearing
     liabilities:
      Transaction
       deposits       $400,304     312    0.31%     $382,885      1,576  0.41%
      Savings
       deposits        720,775   1,872    1.03       709,332      9,246  1.30
      Time deposits    746,445   3,634    1.93       767,597     17,078  2.22
      Short-term
       borrowings       30,461      85    1.11        27,460        305  1.11
      Long-term
       borrowings       11,378     179    6.24        21,745      1,263  5.81
      9.65% Capital
       Securities       25,000     612    9.71        25,000      2,447  9.79
        Total
         interest-
         bearing
         liabilities 1,934,363   6,694    1.37     1,934,019     31,915  1.65

    Interest-free
     funds:
      Demand deposits  679,326                       625,972
      Interest payable
       and other
       liabilities      25,296                        29,985
      Stockholders'
       equity          254,081                       250,325
        Total
         interest
         free funds    958,703                       906,282
        Total
         liabilities
         and
         stockholders'
         equity     $2,893,066                    $2,840,301
    Net interest
     income                    $28,706                         $110,603
    Net interest
     spread                               3.95%                          3.85%
    Net interest margin                   4.32%                          4.27%

SOURCE  BancFirst
    -0-                             01/22/2004
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst/
    (BANF)

CO:  BancFirst Corporation
ST:  Oklahoma
IN:  FIN
SU:  ERN